Exhibit 99.6
                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                    JULY 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-3

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1.   The amount of such distribution allocable to principal:

     Class 3-A1......$    34.76385686        Class 3-A13.....$       0.00000000
     Class 3-A2......$     0.00000000        Class 3-A14.....$      10.34875952
     Class 3-A3......$     0.00000000        Class 3-A15.....$       0.00000000
     Class 3-A4......$     0.00000000        Class 3-PO......$       1.05396889
     Class 3-A5......$     0.70737930        Class 3-M.......$       0.70737890
     Class 3-A6......$     0.70737932        Class 3-B1......$       0.70737834
     Class 3-A7......$     7.55727463        Class 3-B2......$       0.70737834
     Class 3-A8......$     0.00000000        Class 3-B3......$       0.70738117
     Class 3-A9......$     0.00000000        Class 3-B4......$       0.70738416
     Class 3-A10.....$     0.00000000        Class 3-B5......$       0.70738051
     Class 3-A11.....$     0.00000000        Class 3-R.......$       0.00000000
     Class 3-A12.....$     0.00000000

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 3-A1......$    28.99112831        Class 3-A13.....$       0.00000000
     Class 3-A2......$     0.00000000        Class 3-A14.....$       8.63029140
     Class 3-A3......$     0.00000000        Class 3-A15.....$       0.00000000
     Class 3-A4......$     0.00000000        Class 3-PO......$       0.87895159
     Class 3-A5......$     0.58991510        Class 3-M.......$       0.00000000
     Class 3-A6......$     0.58991512        Class 3-B1......$       0.00000000
     Class 3-A7......$     6.30234785        Class 3-B2......$       0.00000000
     Class 3-A8......$     0.00000000        Class 3-B3......$       0.00000000
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     Class 3-A9......$     0.00000000        Class 3-B4......$       0.00000000
     Class 3-A10.....$     0.00000000        Class 3-B5......$       0.00000000
     Class 3-A11.....$     0.00000000        Class 3-R.......$       0.00000000
     Class 3-A12.....$     0.00000000

     3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 3-A1......$     5.49024131        Class 3-A13.....$       0.00000000
     Class 3-A2......$     6.25000000        Class 3-A14.....$       6.05837571
     Class 3-A3......$     6.25000000        Class 3-A15.....$       6.24999961
     Class 3-A4......$     6.25000000        Class 3-M.......$       6.23696986
     Class 3-A5......$     6.23696914        Class 3-B1......$       6.23697017
     Class 3-A6......$     6.23696929        Class 3-B2......$       6.23697017
     Class 3-A7......$     6.08483695        Class 3-B3......$       6.23694619
     Class 3-A8......$     6.25000000        Class 3-B4......$       6.23690583
     Class 3-A9......$     6.25000000        Class 3-B5......$       6.23695581
     Class 3-A10.....$     6.25000000        Class 3-R.......$       0.00000000
     Class 3-A11.....$     6.25000000        Class 3-S.......$       0.26575210
     Class 3-A12.....$     6.25000000

     4.   Accrual Amount:

          Class A13                             $          50,181.88

     5.   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:  $           88,376.68

     The amounts below are for the aggregate of all Certificates.

     6. The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:    $      437,841,109.77

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:.........                     1,540
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     7.   The  Class  Certificate  Principal  Balance  of  each  Class  and  the
          Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                      Class Certificate             Single
                                      Principal Balance     Certificate Balance
                                      -----------------     -------------------

          Class 3-A1................$     30,874,800.83    $            843.67
          Class 3-A2................$     39,250,000.00    $          1,000.00
          Class 3-A3................$      5,441,592.00    $          1,000.00
          Class 3-A4................$     47,000,000.00    $          1,000.00
          Class 3-A5................$     42,503,084.36    $            997.21
          Class 3-A6................$     42,503,083.39    $            997.21
          Class 3-A7................$     59,194,014.78    $            966.02
          Class 3-A8................$      7,000,000.00    $          1,000.00
          Class 3-A9................$     34,200,000.00    $          1,000.00
          Class 3-A10...............$     43,100,000.00    $          1,000.00
          Class 3-A11...............$     29,500,000.00    $          1,000.00
          Class 3-A12...............$     21,700,000.00    $          1,000.00
          Class 3-A13...............$      8,079,283.31    $          1,025.23
          Class 3-A14...............$      4,650,217.69    $            958.99
          Class 3-A15...............$      3,183,573.00    $          1,000.00
          Class 3-PO................$        762,000.79    $            996.10
          Class 3-M.................$      5,558,435.74    $            997.21
          Class 3-B1................$      4,446,549.15    $            997.21
          Class 3-B2................$      4,446,549.15    $            997.21
          Class 3-B3................$      2,223,773.18    $            997.21
          Class 3-B4................$        667,131.95    $            997.21
          Class 3-B5................$      1,557,020.45    $            997.21
          Class 3-R.................$              0.00    $              0.00
          Class 3-S.................$    401,778,424.75    $            980.58

     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.......................................$              0.00
          unpaid principal balance.........................$              0.00
          number of related mortgage loans.................                  0

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     9.   The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                        Number   20   Principal Balance   $       6,203,797.42
               (2)  60-89 days
                        Number    0   Principal Balance   $               0.00
               (3)  90 days or more
                        Number    0   Principal Balance   $               0.00

          (b)  in foreclosure
                        Number    0   Principal Balance   $               0.00

     10. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): ..............     $               0.00

     11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

           Class 3-S: ...............................  0.323500%

     12.  Senior Percentage for such Distribution Date: .......... 95.69073200%

     13.  Group I Senior Percentage for such Distribution Date: .. 76.30846400%

     14.  Group II Senior Percentage for such Distribution Date: . 19.38226800%

     15.  Senior Prepayment Percentage for such Distribution Date:100.00000000%

     16.  Group I Senior Prepayment Percentage for such
          Distribution Date: .....................................100.00000000%

     17.  Group II Senior Prepayment Percentage for such
          Distribution Date: .....................................  0.00000000%

     18.  Junior Percentage for such Distribution Date: ..........  4.30926800%

     19.  Junior Prepayment Percentage for such Distribution Date:  0.00000000%